UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025 (April 29, 2025)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Williams Companies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, April 29, 2025. At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals, which are more fully described in the Company’s proxy statement: (1) Elect eleven director nominees for a one-year term; (2) Approve, on an advisory basis, the compensation of our named executive officers; and (3) Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The following are the final voting results:

1.	Each of the director nominees was elected to the Company’s Board of Directors to serve a one-year term expiring at the Company’s next annual meeting of stockholders. Voting results were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Alan S. Armstrong	970,135,091	11,770,495	785,767	111,932,174
Stephen W. Bergstrom	940,015,202	40,958,630	1,717,521	111,932,174
Michael A. Creel	969,722,182	12,150,005	819,166	111,932,174
Stacey H. Doré	925,501,347	56,407,669	782,337	111,932,174
Carri A. Lockhart	969,287,884	12,604,632	798,837	111,932,174
Richard E. Muncrief	969,278,668	12,665,196	747,489	111,932,174
Peter A. Ragauss	943,889,655	37,065,007	1,736,691	111,932,174
Rose M. Robeson	966,003,708	15,842,988	844,657	111,932,174
Scott D. Sheffield	969,157,575	12,708,234	825,544	111,932,174
William H. Spence	942,808,609	38,157,724	1,725,020	111,932,174
Jesse J. Tyson	944,668,994	35,791,626	2,230,733	111,932,174

2.	Stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
942,887,429	34,451,433	5,352,492	111,932,174

3.	Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,039,164,917	54,700,082	758,528	0

Item 7.01. Regulation FD Disclosure.

In connection with the Company’s 2025 Annual Meeting, the Company did not receive any stockholder questions.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: May 2, 2025	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary